                                                                    EXHIBIT 10.2

                                  AMENDMENT TO
                            SECURITYHOLDERS AGREEMENT

         THIS AMENDMENT (the "Amendment") is made as of the 21st day of November, 2000 among Endeavor Pharmaceuticals, Inc. ("Endeavor"), the undersigned stockholders of Endeavor (the "Stockholders"), and the Origin Entities (as defined below).

         Whereas, pursuant to that certain Series E Preferred Stock Purchase Agreement (the "Series E Agreement") dated August 8, 2000 among Endeavor and the purchasers identified in Schedule 1 thereto (the "Purchasers"), as amended by that certain Amendment to Series E Preferred Stock Purchase Agreement dated November 21, 2000 among Endeavor, the Purchasers and the Origin Entities, the Origin Entities will purchase 505,305 shares of Series E Preferred Stock from Endeavor in the Second Closing for $19.79 per share;

         WHEREAS, capitalized but undefined terms used herein shall have the meanings ascribed to such terms in the Series E Agreement;

         WHEREAS, in connection with the Second Closing, Endeavor will issue to Sutro a warrant to purchase up to 6,316 shares of Common Stock at an exercise price of $21.77 per share, subject to adjustment under the terms and conditions of such warrant;

         WHEREAS, Section 11.2 of that certain Securityholders Agreement dated August 8, 2000 between Endeavor and those securityholders signatories thereto or otherwise bound thereby, including the Stockholders, as in effect on the date hereof (the "Securityholders Agreement"), provides that the holders of 662/3% of the Shares (as defined in the Securityholders Agreement) may waive the rights of all securityholders under any provision of such agreement or amend any provision thereof if the waiver or amendment is in writing, identifies the specific purpose for which it is given, and is signed by (1) the holders of 662/3% of the Shares, and (2) so long as each owns any Shares, each of GS Capital Partners II, L.P., GS Capital Partners II Offshore, L.P., Goldman, Sachs & Co. Verwaltungs GmbH, Stone Street Fund 1995, L.P., Bridge Street Fund 1995, L.P. (collectively, the "Goldman Entities"), MPM BioVentures II, L.P., MPM BioVentures II-QP, L.P., MPM BioVentures GmbH & Co. Parallel-Beteiligungs KG, MPM Asset Management Investors 2000 B LLC (collectively, the "MPM Entities"), Applied Analytical Industries, Inc., Schering Berlin Venture Corporation, Noro-Moseley Partners II, L.P. and Wakefield Group Limited Partnership;

         WHEREAS, the Stockholders hold 662/3% or more of the Shares;

         WHEREAS, in connection with the Second Closing, the following entities are willing to become parties to, and Securityholders under, the Securityholders Agreement and be bound by the terms and conditions thereof: Origin Investors, L.P., No Margin Fund, L.P., Duquesne Fund, L.P., Steeler Fund, Ltd., Aswin Continental, S.A., and Quantum Partners LDC (collectively, the "Origin Entities");

         WHEREAS, the Stockholders are willing to consent to the Origin Entities becoming parties to the Securityholders Agreement upon the Origin Entities agreeing in writing to be bound by the terms and conditions thereof;

         WHEREAS, the parties hereto desire to enter into this Amendment to amend the Securityholders Agreement to reflect the transactions that will occur in connection with the Second Closing;

         NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The Origin Entities are hereby made parties to the Securityholders Agreement and Securityholders thereunder, and the Origin Entities agree hereby to be bound, and are hereby bound, by all of the terms and conditions contained in the Securityholders Agreement, as amended by this Amendment.

2. Schedule 1 to the Securityholders Agreement is hereby deleted and replaced in its entirety in the form attached hereto as Schedule 1, reflecting the Origin Entities as Securityholders and setting forth opposite the name of each Securityholder the aggregate number of securities held by such Securityholder immediately following the Second Closing to which the Securityholders Agreement applies.

3. The definition of Registrable Securities set forth in Section 1 of the Securityholders Agreement is hereby deleted and replaced in its entirety as follows:

                  "Registrable Securities" means (i) shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, or Series E Preferred Stock, (ii) shares of Common Stock issued or issuable upon exercise of the Sutro Warrant, the Robinson-Humphrey Warrants or the Key Employee Warrants, (iii) any shares of Common Stock acquired by any Securityholder pursuant to this Agreement, and (iv) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares of Common Stock referenced in (i), (ii) and (iii) above, excluding in all cases, however, any securities sold (y) pursuant to a registration statement that has been declared effective and such securities have been disposed of pursuant to such effective registration statement, or
         (z) in a transaction in which such Registrable Securities are sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person is the holder of record or has the right to acquire such Registrable Securities (by conversion or otherwise but disregarding any restrictions upon the exercise of such right), whether or not such acquisition has actually been effected.

4. The definition of Sutro Warrant set forth in Section 1 of the Securityholders Agreement is hereby deleted and replaced in its entirety as follows:

                  "Sutro Warrant" means the "Sutro Warrant" as defined in the Series E Purchase Agreement, subject to adjustment under Section 2.5 thereof, and the warrant to purchase up to 6,316 shares of Common Stock at an exercise price of $21.77 per share, subject to adjustment under the terms and conditions of such warrant, issued by the Company to Sutro in connection with the "Second Closing" as defined in the Series E Purchase Agreement.

5. Section 1 of the Securityholders Agreement is hereby amended to add the following definition:

                  "Subsequent Offering" has the meaning assigned to such term in
         Section 7.12.

6. Section 7.4 of the Securityholders Agreement is hereby deleted in its entirety.

7. Section 7.12 of the Securityholders Agreement is hereby deleted and replaced in its entirety as follows:

                  7.12 "Market Stand-Off" Agreement. Each holder of Registrable Securities hereby agrees that it will not, without the prior written consent of the Company and the managing underwriter, during each of the one hundred and eighty (180) day periods (or such lesser periods as may be specified by the Company and the managing underwriter) commencing on the date of the final prospectus relating to the Company's Initial Public Offering and the effective date of the first public offering of equity securities of the Company in which Registerable Securities are included following the Initial Public Offering (the "Subsequent Offering"), (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by such holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 7.12 shall apply only to the Company's Initial Public Offering and the Subsequent Offering, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the holders of Registrable Securities if officers, directors and greater than five percent (5%) stockholders of the Company enter into similar agreements. The underwriters in connection with the Company's Initial Public Offering and Subsequent Offering are intended third party beneficiaries of this Section 7.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Notwithstanding the foregoing, nothing in this
         Section 7.12 shall prevent the undersigned from making a transfer of any Common Stock that was listed on a national stock exchange or traded on Nasdaq at the time it was acquired by the holder or was acquired by the undersigned pursuant to Rule 144A of the Securities Act, including any shares acquired in the Company's Initial Public Offering or Subsequent Offering. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

8. Except as otherwise provided herein, the Securityholders Agreement shall remain in full force and effect.

9. This Amendment may be executed in counterparts, all of which together shall constitute one and the same instrument.

10. This amendment shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of laws.

11. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

  [Remainder of this page intentionally left blank - signature pages to follow]

         IN WITNESS WHEREOF, each of the undersigned has executed, or has caused to be executed, this Amendment as of the date first written above.

ENDEAVOR PHARMACEUTICALS, INC.



By: /s/ R. Forrest Waldon
   --------------------------------
Name: R. Forrest Waldon
Title: President
Date:
     ------------

ORIGIN CAPITAL MANAGEMENT, LLC



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

Stockholders

NORO-MOSELEY PARTNERS II, L.P.

By: Moseley & Company, II
    its General Partner



By: /s/ Charles D. Moseley
   --------------------------------
Name: Charles D. Moseley
Title: President
Date:
     ------------

WAKEFIELD GROUP LIMITED PARTNERSHIP



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

SCHERING BERLIN VENTURE CORPORATION



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

             AMENDMENT TO SECURITYHOLDERS AGREEMENT - SIGNATURE PAGE

APPLIED ANALYTICAL INDUSTRIES, INC.



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

GS CAPITAL PARTNERS II, L.P.

By:      GS Advisors, L.P.
         its general partner



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

GS CAPITAL PARTNERS II OFFSHORE, L.P.

By:       GS Advisors, II (Cayman), L.P.
          its General Partner

By:       GS Advisors II, Inc.
          its General Partner



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

GOLDMAN SACHS & CO. VERWALTUNGS
GmbH



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

             AMENDMENT TO SECURITYHOLDERS AGREEMENT - SIGNATURE PAGE

STONE STREET FUND 1995, L.P.

By: Stone Street Value Corp.
    its General Partner



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

BRIDGE STREET FUND 1995, L.P.

By: Stone Street Value Corp.
    its Managing General Partner



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

FREDERICK D. SANCILIO, Ph.D.


/s/ Frederick D. Sancilio
-------------------------------
 Frederick D. Sancilio, Ph. D.

Date:
     ------------

WATERS FOUNDATION



By: /s/ James L. Waters
   --------------------------------
Name: James L. Waters
Title: Trustee
Date:
     ------------

             AMENDMENT TO SECURITYHOLDERS AGREEMENT - SIGNATURE PAGE

MPM BIOVENTURES II, L.P.

By: MPM Asset Management II, L.P.
    its General Partner

By: MPM Asset Management II LLC
    its General Partner



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

MPM BIOVENTURES II-QP, L.P.

By: MPM Asset Management II, L.P.
    its General Partner

By: MPM Asset Management II LLC
    its General Partner



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

MPM BIOVENTURES GMBH & CO.
PARALLEL-BETEILIGUNGS KG

By: MPM Asset Management II, L.P.
    its General Partner

By: MPM Asset Management II LLC
    its General Partner



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

             AMENDMENT TO SECURITYHOLDERS AGREEMENT - SIGNATURE PAGE

MPM ASSET MANAGEMENT INVESTORS 2000 B LLC



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

ALTA BIOPHARMA PARTNERS, L.P.

By: Alta BioPharma Management, LLC



By: /s/
   --------------------------------
Name:
Title: Managing Director
Date:
     ------------

ENDEAVOR PHARMACEUTICALS CHASE PARTNERS (ALTA BIO), LLC

By: Alta/Chase BioPharma Management, LLC



By: /s/
   --------------------------------
Name:
Title: Member
Date:
     ------------

ALTA EMBARCADERO BIOPHARMA PARTNERS, LLC



By: /s/
   --------------------------------
Name:
Title: Under Power of Attorney
Date:
     ------------

SUTRO INVESTMENT PARTNERS VI LLC



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

             AMENDMENT TO SECURITYHOLDERS AGREEMENT - SIGNATURE PAGE

SUTRO & CO. INCORPORATED



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

             AMENDMENT TO SECURITYHOLDERS AGREEMENT - SIGNATURE PAGE

ORIGIN INVESTORS, L.P.

By: Origin Capital Management, LLC
    its General Partner



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

NO MARGIN FUND, L.P.

By: Origin Capital Management, LLC
    its Manager



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

DUQUESNE FUND, L.P.

By: Origin Capital Management, LLC
    its Manager



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

STEELER FUND, L.P.

By: Origin Capital Management, LLC
    its Manager



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

             AMENDMENT TO SECURITYHOLDERS AGREEMENT - SIGNATURE PAGE

ASWIN CONTINENTAL, S.A.

By: Origin Capital Management, LLC
    its Manager



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

QUANTUM PARTNERS LDC



By: /s/
   --------------------------------
Name:
Title:
Date:
     ------------

             AMENDMENT TO SECURITYHOLDERS AGREEMENT - SIGNATURE PAGE

                                   Schedule 1
                                       to
                 Securityholders Agreement dated August 8, 2000,
                          as amended November 21, 2000

Name and Address of                                                                                           Number of
Securityholder                                       Security Held                                             Shares
-------------------                                  -------------                                            ---------
                                                              Stock:
Alta BioPharma Partners, L.P.                        Series E Preferred Stock                                   235,567
One Embarcadero Center, Suite 4050
San Francisco, CA 94111

Alta Embarcadero BioPharma, LLC                      Series E Preferred Stock                                     8,879
One Embarcadero Center, Ste. 4050
San Francisco, CA 94111

Applied Analytical                                   Series C Preferred Stock                                   651,728
Industries, Inc.
1206 North 23rd St.
Wilmington, NC 28405
Attention: _______________________

Aswin Continental, S.A.                              Series E Preferred Stock                                    78,827
180 Maiden Lane, 8th Floor
New York, NY 10038
Attention: Jeanette Fazioli and
           Sam Kobulnick

Thomas J. Asher                                      Series A Preferred Stock                                     4,073
c/o The Robinson-Humphrey
Company, Inc.
3333 Peachtree Road, NE
Atlanta, GA 30326

Bridge Street Fund 1995, L.P.                        Series D Preferred Stock                                     6,206
c/o Goldman, Sachs & Co.                             Series E Preferred Stock                                    14,725
85 Broad Street
New York, NY 10004
Attention: Joseph H. Gleberman

Mark A. Chancey                                      Series A Preferred Stock                                     3,258
c/o The Robinson-Humphrey
Company, Inc.
3333 Peachtree Road, NE
Atlanta, GA 30326

J. Storey Charbonnet                                 Series A Preferred Stock                                     4,073
c/o The Robinson-Humphrey
Company, Inc.
3333 Peachtree Road, NE
Atlanta, GA 30326

John C. Dancu                                        Series A Preferred Stock                                     6,517
c/o The Robinson-Humphrey
Company, Inc.
3333 Peachtree Road, NE
Atlanta, GA 30326

Roderick A. Dowling                                  Series A Preferred Stock                                     8,146
c/o The Robinson-Humphrey
Company, Inc.
3333 Peachtree Road, NE
Atlanta, GA 30326

Duquesne Fund, L.P.                                  Series E Preferred Stock                                    10,106
180 Maiden Lane, 8th Floor
New York, NY 10038
Attention: Jeanette Fazioli and
           Sam Kobulnick

Endeavor Pharmaceuticals Chase                       Series E Preferred Stock                                   134,531
Partners (Alta Bio), LLC
One Embarcadero Center, Ste. 4050
San Francisco, CA 94111

Reynolds C. Faulkner                                 Series A Preferred Stock                                     4,073
c/o The Robinson-Humphrey
Company, Inc.
3333 Peachtree Road, NE
Atlanta, GA 30326

GS Capital Partners II, L.P.                         Series D Preferred Stock                                    73,546
c/o Goldman, Sachs & Co.                             Series E Preferred Stock                                   174,495
85 Broad Street
New York, NY 10004
Attention: Joseph H. Gleberman

GS Capital Partners II                               Series D Preferred Stock                                    29,237
Offshore, L.P.                                       Series E Preferred Stock                                    69,368
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004
Attention: Joseph H. Gleberman

Goldman, Sachs & Co.                                 Series D Preferred Stock                                     2,712
Verwaltungs GmbH                                     Series E Preferred Stock                                     6,436
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004
Attention: Joseph H. Gleberman

C. MacLaine Kenan                                    Series A Preferred Stock                                     4,073
c/o The Robinson-Humphrey
Company, Inc.
3333 Peachtree Road, NE
Atlanta, GA 30326

Garrison M. Kitchen                                  Series A Preferred Stock                                     3,258
c/o The Robinson-Humphrey
Company, Inc.
3333 Peachtree Road, NE
Atlanta, GA 30326

John D. Lowenberg                                    Series A Preferred Stock                                     8,146
c/o The Robinson-Humphrey
Company, Inc.
3333 Peachtree Road, NE
Atlanta, GA 30326

Edward D. McCrady                                    Series A Preferred Stock                                     1,629
c/o The Robinson-Humphrey
Company, Inc.
3333 Peachtree Road, NE
Atlanta, GA 30326

Nicholas A. Merrick                                  Series A Preferred Stock                                     1,629
c/o The Robinson-Humphrey
Company, Inc.
3333 Peachtree Road, NE
Atlanta, GA 30326

MPM Asset Management Investors                       Series E Preferred Stock                                    15,664
2000 B LLC
One Cambridge Center, 9th Floor
Cambridge, Massachusetts 02142

MPM BioVentures II, L.P.                             Series E Preferred Stock                                    75,088
One Cambridge Center, 9th Floor
Cambridge, Massachusetts 02142

MPM BioVentures II-QP, L.P.                          Series E Preferred Stock                                   680,343
One Cambridge Center, 9th Floor
Cambridge, Massachusetts 02142

MPM BioVentures GmbH & Co.                           Series E Preferred Stock                                   239,514
Parallel-Beteiligungs KG
One Cambridge Center, 9th Floor
Cambridge, Massachusetts 02142

No Margin Fund, L.P.                                 Series E Preferred Stock                                     4,548
180 Maiden Lane, 8th Floor
New York, NY 10038
Attention: Jeanette Fazioli and
           Sam Kobulnick

Noro-Moseley                                         Series A Preferred Stock                                   244,398
Partners II, L.P.                                    Series E Preferred Stock                                    26,540
4200 Northside Parkway
Building 9
Atlanta, GA 30327
Attention: Charles D. Moseley

George P. Novak                                      Series A Preferred Stock                                    16,293
c/o The Robinson-Humphrey
Company, Inc.
3333 Peachtree Road, NE
Atlanta, GA 30326

Origin Investors, L.P.                               Series E Preferred Stock                                   159,171
120 Kearny Street, Suite 3300
San Francisco, CA 94104
Attention: Swift C. Barnes

Quantum Partners LDC                                 Series E Preferred Stock                                   227,893
180 Maiden Lane, 8th Floor
New York, NY 10038
Attention: Jeanette Fazioli and
           Sam Kobulnick

Alexander Purdie                                     Series A Preferred Stock                                     8,146
c/o The Robinson-Humphrey
Company, Inc.
3333 Peachtree Road, NE
Atlanta, GA 30326

Frederick D. Sancilio, Ph.D.                         Series E Preferred Stock                                    38,927
2332 Ocean Point Drive
Wilmington, NC 28405

Jerome D. Sands                                      Series A Preferred Stock                                     8,146
c/o The Robinson-Humphrey
Company, Inc.
3333 Peachtree Road, NE
Atlanta, GA 30326

Schering Berlin                                      Series B Preferred Stock                                   162,932
Venture Corporation                                  Series E Preferred Stock                                    17,693
110 East Hanover Avenue
P.O. Box 567
Cedar Hills, NJ 07927
Attention: John Nicholson

Steeler Fund, L.P.                                   Series E Preferred Stock                                    24,760
180 Maiden Lane, 8th Floor
New York, NY 10038
Attention: Jeanette Fazioli and
           Sam Kobulnick

Stone Street Fund 1995, L.P.                         Series D Preferred Stock                                     5,515
c/o Goldman, Sachs & Co.                             Series E Preferred Stock                                    13,084
85 Broad Street
New York, NY 10004
Attention: Joseph H. Gleberman

Sutro Investment Partners VI LLC                     Series E Preferred Stock                                    12,632
11150 Santa Monica Boulevard
Suite 1500
Los Angeles, CA 90025
Attention: Mark Tunney

Wakefield Group Limited                              Series A Preferred Stock                                   244,398
Partnership                                          Series E Preferred Stock                                    26,540
1110 East Morehead St.
Charlotte, NC 28204
Attention: Thomas C. Nelson

Waters Foundation                                    Series E Preferred Stock                                    31,849
47 New York Avenue
Framingham, MA 01701

                                                     Options:

Angela D. Davis                                      Options exercisable for Common Stock                         3,000
3507 Tall Pine Court
Wilmington, NC 28409

Michelle C. Hughes                                   Options exercisable for Common Stock                         1,100
7401 Montfaye Court
Wilmington, NC 28411

Dr. Thomas W. Leonard                                Options exercisable for Common Stock                        72,018
2201 South Live Oak Parkway
Wilmington, NC 28403

Stephen F. Rizzo                                     Options exercisable for Common Stock                        72,018
105 MacKenzie Drive
Wilmington, NC 28409

Christopher Smith                                    Options exercisable for Common Stock                        18,000
7950 Old River Road
Burgaw, NC 28425

Dr. Wulf H. Utian                                    Options exercisable for Common Stock                        11,144
27500 Cedar Road
Beachwood, OH 44122

R. Forrest Waldon                                    Options exercisable for Common Stock                       144,037
6310 Seamist Court
Wilmington, NC 28409

                                                     Warrants:

Ashok J. Desai                                       Warrant exercisable for Common Stock                           500
3412 Hampshire Drive
Wilmington, NC 28409

Steven A. Fontana, Esq.                              Warrant exercisable for Common Stock                           300
4708 Wedgefield Court
Wilmington, NC 28409

Mark P. Hayes, Ph.D.                                 Warrant exercisable for Common Stock                           300
1302 Hawthorne Road
Wilmington, NC 28403

Edward N. Hill                                       Warrant exercisable for Common Stock                           300
2709 Willow Street
Wilmington, NC 28405

Edward N. Hill                                       Warrant exercisable for Common Stock                           150
2709 Willow Street
Wilmington, NC 28405

Glen Meyer, Ph.D.                                    Warrant exercisable for Common Stock                           200
6117 Clairidge Road
Wilmington, NC 28403

The Robinson-Humphrey                                Robinson-Humphrey Warrant                                   13,500
Company, Inc.                                        exercisable for Common Stock
3333 Peachtree Road, NE
Atlanta, GA 30326
Attention: Charles H.- Ogburn

Dean G. Shirazi, Ph.D.                               Warrant exercisable for Common Stock                           500
6906 Myric Court
Wilmington, NC 28411

Christopher Smith                                    Warrant exercisable for Common Stock                           400
7950 Old River Road
Burgaw, NC 28425

Sutro & Co. Incorporated                             Warrant exercisable for                                     70,111
11150 Santa Monica Boulevard                         Common Stock
Suite 1500
Los Angeles, CA 90025
Attention:  Mark Tunney

Sutro & Co. Incorporated                             Warrant exercisable for                                      6,316
11150 Santa Monica Boulevard                         Common Stock
Suite 1500
Los Angeles, CA 90025
Attention: Mark Tunney

James Swarbrick                                      Warrant exercisable for Common Stock                           500
106 Blue Heron Lane
Hampstead, NC 28443

William H. Underwood                                 Warrant exercisable for Common Stock                           500
1518 Portsmouth Drive
Wilmington, NC 28411

Daniel White                                         Warrant exercisable for Common Stock                           300
3506 Melissa Court
Wilmington, NC 28409

Daniel White                                         Warrant exercisable for Common Stock                           200
3506 Melissa Court
Wilmington, NC 28409

Robert R. Whittle, Ph.D.                             Warrant exercisable for Common Stock                           500
2709 Willow Street
Wilmington, NC 28403

Robert R. Whittle, Ph.D.                             Warrant exercisable for Common Stock                           250
2709 Willow Street
Wilmington, NC 28403